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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 9, 2003
                Date of Report (Date of Earliest Event Reported)

                           LAIDLAW INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-13109              98-0390488
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                           55 SHUMAN BLVD., SUITE 400
                           NAPERVILLE, ILLINOIS 60563
          (Address of principal executive offices, including zip code)

                                 (630) 848-3000
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

Exhibit Number          Exhibit Description
--------------          -------------------
1                       Press Release dated July 9, 2003

ITEM 9.  REGULATIONS FD DISCLOSURE

Information required under Item 12 of Form 8-K is being filed as Exhibit 1 in the form of Registrant's press release dated July 9, 2003. Laidlaw has issued a press release disclosing its financial results for the fiscal quarter ended May 31, 2003, a copy of the press release is included as Exhibit 1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Information required under Items 9 and 12 of Form 8-K is being filed as Exhibit 1 in the form of Registrant's press release dated July 9, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               LAIDLAW INTERNATIONAL, INC.

                               By: /s/ Ivan R. Cairns
                                  -------------------------
                               Name: Ivan R. Cairns
                               Title:  Senior Vice President and General Counsel

Date:  July 9, 2003

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                                  Exhibit Index

Exhibit Number          Exhibit Description
--------------          -------------------
1                       Press Release dated July 9, 2003